UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 28, 2026
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CHESAPEAKE UTILITIES CORPORATION
(Exact name of registrant as specified in its charter)
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Delaware	001-11590	51-0064146
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)
500 Energy Lane, Dover, DE 19901
(Address of principal executive offices, including Zip Code)
(302)-734-6799
(Registrant's Telephone Number, including Area Code)
(Former name, former address and former fiscal year, if changed since last report.)
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Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock - par value per share $0.4867	CPK	New York Stock Exchange
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐
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Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Designation of Principal Financial Officer

On September 28, 2026, Chesapeake Utilities Corporation (the “Company”) designated Jeffrey S. Sylvester as the Company’s principal financial officer. Mr. Sylvester continues to serve as Senior Vice President and Chief Financial Officer.

Mr. Sylvester, age 56, was appointed as the Company’s Chief Financial Officer effective July 1, 2026, as previously reported in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on March 24, 2026 (the “March Form 8-K”). The biographical information concerning Mr. Sylvester set forth in Item 5.02 of the March Form 8-K is incorporated herein by reference.

There is no arrangement or understanding between Mr. Sylvester and any other person pursuant to which he was selected as the principal financial officer. Mr. Sylvester has no family relationships, as defined in Item 401 of Regulation S-K, with any of the Company’s directors or executive officers, and he has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

No changes to Mr. Sylvester’s compensation were implemented in connection with his designation as principal financial officer. For information regarding Mr. Sylvester’s existing compensation arrangements, please refer to the information contained in the section titled “Executive Compensation” in the Company’s definitive proxy statement on Schedule 14A filed with the SEC on March 25, 2026.

Designation of Principal Accounting Officer

On September 28, 2026, the Company designated Michael D. Galtman as the Company’s principal accounting officer. Mr. Galtman continues to serve as Senior Vice President and Chief Transformation Officer.

Mr. Galtman, age 51, was appointed Senior Vice President of the Company in 2022 and Chief Transformation Officer effective April 1, 2026. In this role, he manages financial analysis and planning, including budgeting, forecasting, the financial component of strategic planning, corporate development, and treasury operations, and oversees the Company’s enterprise resource planning (ERP) implementation. Prior to his appointment as Chief Transformation Officer, Mr. Galtman served as the Company’s Chief Accounting Officer from 2019 to April 2026. Mr. Galtman has guided the Company through complex accounting and regulatory matters and played a key leadership role in significant corporate transactions, including the acquisition of Florida City Gas in 2023. Mr. Galtman has more than 25 years of accounting and financial leadership experience with public companies, including extensive experience in regulated industries and publicly traded organizations. Mr. Galtman previously served as Chief Accounting Officer and Vice President of Sunoco Logistics Partners, L.P., a publicly traded master limited partnership serving the energy industry and held a leadership position at MBNA Corporation. In these roles, he gained expertise integrating nearly $3 billion of acquisitions, managing an SAP implementation, and leading financial reporting. Mr. Galtman began his career with Arthur Andersen & Co. and Deloitte and is a Certified Public Accountant. He is a member of the Pennsylvania Institute of Certified Public Accountants, the American Gas Association, and the Florida Natural Gas Association.

There is no arrangement or understanding between Mr. Galtman and any other person pursuant to which he was selected as the principal accounting officer. Mr. Galtman has no family relationships, as defined in Item 401 of Regulation S-K, with any of the Company’s directors or executive officers, and he has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

No material compensatory plan, contract or arrangement involving Mr. Galtman was entered into or materially amended, and no grant or award was made or modified, in connection with his designation as principal accounting officer.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

CHESAPEAKE UTILITIES CORPORATION

/s/ Jeffrey S. Sylvester
Jeffrey S. Sylvester
Senior Vice President and Chief Financial Officer

Date: September 28, 2026